12. INCOME TAXES: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Sep. 30, 2019
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	2019	2018

Loss before income taxes	$(997,369)	$(826,840)

Expected income tax recovery	$(271,000)	$(247,000)
Permanent differences	4,000	19,000
Share issue costs	(22,000)	(14,000)
Change in unrecognized deductible temporary differences	289,000	242000
Total deferred income tax (recovery) expense	$-	$-